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                                                                      Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                   PURSUANT TO SECTION 18 U.S.C. SECTION 1350

In connection with this annual report on Form 10-K of Fred's, Inc. each of the undersigned, Michael J. Hayes and Jerry A Shore, certifies, pursuant to Section 18 U.S.C. Section 1350, that:

      1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Fred's, Inc.

Date: April 13, 2006                       /s/ Michael J. Hayes
                                           --------------------------------
                                           Michael J. Hayes
                                           Chief Executive Officer

                                           /s/ Jerry A. Shore
                                           --------------------------------
                                           Jerry A Shore
                                           Executive Vice President and
                                           Chief Financial Officer